UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 5, 2024, Monte Rosa Therapeutics, Inc. (the “Company”) issued a press release titled “Monte Rosa Therapeutics Provides Development Progress Update for Ongoing MRT-2359 Phase 1/2 Study in Patients with MYC-driven Solid Tumors”. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 5, 2024, the Company also issued a corporate presentation that it intends to utilize in various meetings with securities analysts, investors and others. A copy of the corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On December 5, 2024, the Company reported an update from its ongoing Phase 1/2 open-label, multicenter study of MRT-2359 in patients with MYC-driven solid tumors.

Summary of Interim Data on Enrollment, Safety & Pharmacodynamics

Enrollment Highlights

•
Patients have been dosed with MRT-2359 in 6 dose levels across two dosing schedules, namely a 5 days on, 9 days off drug (5/9) dosing schedule and a 21 days on, 7 days off drug (21/7) dosing schedule.
•
The study has enrolled patients with a diverse set of tumor types, including non-small cell lung cancer (NSCLC), small cell lung cancer (SCLC), neuroendocrine (NE) tumors of the prostate, bladder and other organs of origin, androgen receptor-positive prostate cancer, and estrogen receptor-positive breast cancer.

Safety Highlights

•
Using the 5/9 dosing schedule, doses of 0.5 mg and 1 mg per day were identified as having a generally favorable safety profile, while doses of 1.5 mg or higher were above the maximum tolerated dose (MTD) with thrombocytopenia being a dose limiting toxicity (DLT).
•
Using the 21/7 schedule, both 0.5 and 0.75 mg were identified as having a generally favorable safety profile.
•
0.5 mg using the 21/7 dose schedule was selected as the recommended phase 2 dose (RP2D) for any expansion cohorts of the Phase 1/2 study.
•
Safety assessments of MRT-2359 in combination with enzalutamide in previously treated metastatic prostate cancer as well as with fulvestrant in previously treated metastatic estrogen receptor-positive breast cancer have been initiated.
•
No signs of hypotension, cytokine release syndrome or clinically significant hypocalcemia observed at any dose level and regimen.

Pharmacodynamic Highlights

•
Pharmacodynamic effects were assessed utilizing mass spectrometry measurements of GSPT1 protein levels from paired tumor biopsies. The target levels of approximately 60% GSPT1 degradation were observed in tumor biopsies across all dose levels in relevant tumor types, supporting that the dose of 0.5 mg per day provides optimal degradation consistent with its designed activity based on preclinical studies.

Monte Rosa continues to collect and evaluate clinical results from the MRT-2359 Phase 1/2 study and expects to share updated data, including biomarker and activity data, in Q1 2025.

Forward-Looking Statements

This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ongoing clinical development of our GSPT1 degrader referred to as MRT-2359, including our expectations for the nature, efficiency of clinical trial design, significance, and timing for our disclosure of any updated data from our Phase 1/2 clinical trial of MRT-2359 in MYC-driven solid tumors in the first quarter of 2025, the timing of enrollment of potential Phase 2 expansion cohorts and around the potential of the recommended Phase 2 dose for MRT-2359 to have a generally favorable safety profile and be more patient compliance friendly, expectation that clinical results will support MRT-2359’s safety and activity profile, statements around the advancement and application of our pipeline and platform, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights, our expectations of success for our programs, among others.

By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 14, 2024, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated December 5, 2024.
99.2	Corporate Presentation furnished by Monte Rosa Therapeutics, Inc. on December 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: December 5, 2024	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer